UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 8, 2009
Date of earliest event reported: July 24, 2009

El Paso Pipeline Partners, L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-33825	26-0789784
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

El Paso Building
1001 Louisiana Street
Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 420-2600

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On July 24, 2009, El Paso Corporation (“El Paso”) contributed to El Paso Pipeline Partners, L.P. (“EPB” or the “Partnership”) an 18 percent general partner interest in Colorado Interstate Gas Company (“CIG”) in exchange for cash consideration of $214.5 million. The consideration was generated primarily from the public issuance of 12,650,000 common units and the issuance of 258,502 general partner units to El Paso from which the Partnership received aggregate net proceeds of $216.5 million. Following the contribution, the Partnership owns a 58 percent general partner interest in CIG.

On July 28, 2009, the Partnership filed a Current Report on Form 8-K (the “Report”) stating that the required historical financial statements of CIG as well as the required pro forma financial information with respect to the acquisition would be filed by an amendment to that Report. This Form 8-K/A amends the Report to provide the required financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

CIG’s audited consolidated financial statements for the years ended December 31, 2008, 2007 and 2006 and related notes to the financial statements were filed in our Annual Report on Form 10-K for the year ended December 31, 2008.

The following financial statements are incorporated by reference in this filing as noted:

1.
CIG’s interim unaudited condensed consolidated financial statements as of and for the three and six month periods ended June 30, 2009 and 2008 (incorporated by reference to CIG’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2009, filed with the SEC on August 10, 2009).

(b) Unaudited pro forma financial statements.

The unaudited pro forma financial statements appear beginning on page A-1 of this report.

Page
El Paso Pipeline Partners, L.P. Unaudited Pro Forma Condensed Consolidated Financial Statements	A-3
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	A-9

The following unaudited pro forma condensed consolidated balance sheet reflects the historical consolidated balance sheet of EPB and CIG as of June 30, 2009, adjusted for the pro forma effects of consolidating CIG following the contribution of an additional 18 percent interest in CIG to the Partnership, and directly related financing transactions. The Partnership has consolidated CIG based on its 58 percent general partner interest in CIG and its ability to control CIG’s operating and financial decisions and policies. The transaction was accounted for as a reorganization of entities under common control. Accordingly, the unaudited pro forma condensed consolidated balance sheet was derived from the historical carrying value of CIG’s assets and liabilities.

The following unaudited pro forma condensed consolidated statements of income reflect the historical consolidated income statements of EPB and CIG for the six months ended June 30, 2009 and 2008 and for the years ended December 31, 2008, 2007 and 2006, adjusted for the pro forma effects of the Partnership’s consolidation of CIG following the contribution by El Paso of an additional 18 percent interest in CIG to the Partnership, as well as directly related financing transactions. The transaction was accounted for as a reorganization of entities under common control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EL PASO PIPELINE PARTNERS, L.P.

By:	EL PASO PIPELINE GP COMPANY, L.L.C., its General Partner

By:	/s/ John R. Sult
John R. Sult
Senior Vice President, Chief Financial Officer and Controller
(Principal Accounting and Financial Officer)

Dated:  October 8, 2009

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Financial Statements
As of June 30, 2009 and for the Six Months Ended June 30, 2009 and 2008
and the Years Ended December 31, 2008, 2007 and 2006

Introduction

The unaudited pro forma condensed consolidated financial statements as of June 30, 2009, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006 are based upon the historical unaudited and audited consolidated financial statements of EPB and CIG. These unaudited pro forma condensed consolidated financial statements reflect the effects of the Partnership’s consolidation of CIG following the contribution by El Paso of an additional 18 percent interest in CIG, as well as directly related financing transactions. Following the contribution, the Partnership owns a 58 percent general partner interest in CIG, has the ability to control its operating and financial decisions and policies, and will consolidate CIG in its financial statements. We have reflected this transaction as a change in reporting entity and accounted for the transaction as a reorganization of entities under common control. Accordingly, the unaudited pro forma condensed consolidated balance sheet was derived from the historical carrying value of CIG’s assets and liabilities and the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of CIG in all periods presented (with 42 percent attributable to El Paso as noncontrolling interests). As noted above, the unaudited pro forma condensed consolidated financial statements reflect the financing of this transaction with the net proceeds from our public issuance of 12,650,000 common units and our issuance of 258,502 general partner units to El Paso.

The pro forma adjustments have been prepared as if the transactions occurred as of June 30, 2009, in the case of the unaudited pro forma condensed consolidated balance sheet, and as of January 1, 2006, in the case of the unaudited pro forma condensed consolidated statements of income. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with (i) the related notes and the historical audited consolidated financial statements of us and CIG filed in our Annual Report on Form 10-K for the year ended December 31, 2008, (ii) our unaudited consolidated financial statements and related notes included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2009, and (iii) CIG’s unaudited consolidated financial statements and related notes included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2009.

The pro forma adjustments to the historical financial statements are based upon currently available information and certain estimates and assumptions. Actual effects of these transactions will differ from the pro forma adjustments. However, we believe that the assumptions provide a reasonable basis for presenting the significant effects of the transactions as contemplated and that the pro forma adjustments are factually supportable. We have reflected those items expected to have a continuing impact on the Partnership. We believe that the assumptions give appropriate effect to the expected impact of events that are directly attributable to the July 24, 2009 acquisition of an additional 18 percent interest in CIG and the resulting consolidation of CIG in the Partnership’s financial statements as well as directly related financing transactions. Since the consolidation of CIG is directly attributable to the July 24, 2009 acquisition, the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of CIG in all periods presented (with 42 percent attributable to El Paso as noncontrolling interests). Additionally, for purposes of pro forma earnings per unit, the earnings attributable to the additional 30 percent interest in CIG acquired on September 30, 2008 were allocated to the general partner in all periods prior to that acquisition date.

We have not made pro forma adjustments to reflect the financing and conveyance related transactions entered into in conjunction with (i) El Paso’s contribution of an additional 30 percent interest in CIG and 15 percent in Southern Natural Gas Company (SNG) to us in September 2008 and  (ii) our initial public offering in November 2007 as they are not directly attributable to the July 24, 2009 acquisition. In our initial public offering we financed our acquisition of 10 percent general partner interests in CIG and SNG in part by borrowing $425 million under our revolving credit facility. The interest rate on this facility was 1.0% as of July 24, 2009. In September 2008, we financed the acquisition of additional interests in CIG and SNG with the issuance of equity and $175 million of private placement debt, $65 million from our revolving credit facility and a $10 million note payable to El Paso. The assumed weighted average interest rate of these debt borrowings was 5.4% as of July 24, 2009.

Net income per limited partner unit presented in the historical statements of income is based upon revised earnings per unit guidance adopted in the first quarter of 2009 which changed the manner in which master limited partnerships calculate net income per unit. These provisions required the calculation of net income per unit based on actual distributions made to a master limited partnership’s unitholders, including the holders of incentive distribution rights, for the related reporting period. Additionally, to the extent net income exceeds cash distributions, the excess is allocated to unitholders based on their contractual participation rights to share in those earnings. If cash distributions exceed net income, the excess distributions are allocated proportionately to all participating units outstanding based on their respective ownership percentages. Under this guidance, we have retrospectively adjusted our net income per limited partner unit presented in both the historical and unaudited pro forma condensed consolidated statements of income in all periods presented.

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of June 30, 2009
(In millions)

	Historical		Pro Forma
	EPB	CIG	Adjustments		Pro Forma
ASSETS
Current assets
Cash and cash equivalents	$140.1	$—	$(214.5)	(g)	$—
			28.3	(e)
			46.1	(f)
Other	45.2	59.8	(1.7)	(c)	103.3
Total current assets	185.3	59.8	(141.8)		103.3
Property, plant and equipment, at cost	895.8	1,748.3			2,644.1
Less accumulated depreciation and amortization	235.0	422.9			657.9
Total property, plant and equipment, net	660.8	1,325.4			1,986.2
Other assets
Investments in unconsolidated affiliates	713.2	14.8	(446.5)	(a)	412.0
			(12.7)	(d)
			143.2	(g)
Notes receivable from affiliates	—	94.1			94.1
Other	9.9	32.9	21.9	(d)	64.7
	723.1	141.8	(294.1)		570.8
Total assets	$1,569.2	$1,527.0	$(435.9)		$2,660.3

LIABILITIES AND PARTNERS’ CAPITAL

Current liabilities	$21.7	$78.5	(1.7)	(c)	98.5
Long-term financing obligations, including capital lease obligation	712.2	622.7	46.1	(f)	1,381.0
Other long-term liabilities	0.2	52.2			52.4
	712.4	674.9	46.1		1,433.4
Commitments and contingencies
Partners’ capital
EPB/CIG partners’ capital	835.1	773.6	(446.5)	(a)	794.3
			(71.3)	(g)
			(324.9)	(b)
			28.3	(e)
Noncontrolling interests	—	—	324.9	(b)	334.1
			9.2	(d)
Total partners’ capital	835.1	773.6	(480.3)		1,128.4
Total liabilities and partners’ capital	$1,569.2	$1,527.0	$(435.9)		$2,660.3

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Six Months Ended June 30, 2009
 (In millions, except per unit amounts)

	Historical		Pro Forma
	EPB	CIG	Adjustments		Pro Forma
Operating revenues	$78.7	$182.3	$(3.3)	(c)	$257.7
Operating expenses
Operation and maintenance	17.9	60.6	(3.3)	(c)	75.2
Depreciation and amortization	14.0	19.1			33.1
Taxes, other than income taxes	2.3	9.8			12.1
	34.2	89.5	(3.3)		120.4
Operating income	44.5	92.8	—		137.3
Earnings from unconsolidated affiliates	51.8	0.7	(27.3)	(a)	25.2
Other income, net	0.8	3.5			4.3
Interest and debt expense	(10.3)	(24.3)			(34.6)
Affiliated interest income, net	—	1.1			1.1
Net income	86.8	73.8	(27.3)		133.3
Net income attributable to noncontrolling interests	—	—	(31.0)	(b)	(31.0)
Net income attributable to El Paso Pipeline Partners, L.P.	$86.8	$73.8	$(58.3)		$102.3

Net income per limited partner unit – Basic and Diluted:
Common units	$0.76				$0.80
Subordinated units	$0.72				$0.80
Weighted average limited partner units outstanding – Basic and Diluted:
Common units	85.9				97.6
Subordinated units	27.7				27.7

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Six Months Ended June 30, 2008
 (In millions, except per unit amounts)

	Historical		Pro Forma
	EPB	CIG	Adjustments		Pro Forma
Operating revenues	$68.3	$163.4	$(3.3)	(c)	$228.4
Operating expenses
Operation and maintenance	15.2	62.6	(3.3)	(c)	74.5
Depreciation and amortization	12.9	16.2			29.1
Taxes, other than income taxes	2.0	8.6			10.6
	30.1	87.4	(3.3)		114.2
Operating income	38.2	76.0	—		114.2
Earnings from unconsolidated affiliates	22.2	0.6	(7.6)	(a)	15.2
Other income, net	0.2	2.9			3.1
Interest and debt expense	(10.0)	(19.8)			(29.8)
Affiliated interest income, net	—	15.9			15.9
Net income	50.6	75.6	(7.6)		118.6
Net income attributable to noncontrolling interests	—	—	(31.7)	(b)	(31.7)
Net income attributable to El Paso Pipeline Partners, L.P.	$50.6	$75.6	$(39.3)		$86.9

Net income per limited partner unit – Basic and Diluted:
Common units	$0.58				$0.64
Subordinated units	$0.58				$0.64
Weighted average limited partner units outstanding – Basic and Diluted:
Common units	57.2				69.8
Subordinated units	27.7				27.7

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2008
 (In millions, except per unit amounts)

	Historical			Pro Forma
	EPB		CIG	Adjustments		Pro Forma
Operating revenues	$141.1		$322.6	$(6.5)	(c)	$457.2
Operating expenses
Operation and maintenance	33.6		120.1	(6.5)	(c)	147.2
Depreciation and amortization	26.1		32.5			58.6
Taxes, other than income taxes	4.3		17.3			21.6
	64.0		169.9	(6.5)		227.4
Operating income	77.1		152.7	—		229.8
Earnings from unconsolidated affiliates	58.8		3.1	(29.0)	(a)	32.9
Other income, net	1.5		8.2			9.7
Interest and debt expense, net	(23.0)		(38.6)			(61.6)
Affiliated interest income, net	0.1		23.1			23.2
Net income	114.5		148.5	(29.0)		234.0
Net income attributable to noncontrolling interests	—		—	(62.4)	(b)	(62.4)
Net income attributable to El Paso Pipeline Partners, L.P.	$114.5		$148.5	$(91.4)		$171.6

Net income per limited partner unit – Basic and Diluted:
Common units	$1.26	(1)				$1.35
Subordinated units	$1.12	(1)				$1.24
Weighted average limited partner units outstanding – Basic and Diluted:
Common units	64.2					76.9
Subordinated units	27.7					27.7
_________
(1) Amounts have been retrospectively adjusted for the adoption of revised earnings per unit guidance in the first quarter of 2009.

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2007
 (In millions, except per unit amounts)

	Historical			Pro Forma
	EPB		CIG	Adjustments		Pro Forma
Operating revenues	$110.4		$316.8	$(9.1)	(c)	$418.1
Operating expenses
Operation and maintenance	27.8		125.5	(9.1)	(c)	144.2
Depreciation and amortization	15.7		31.0			46.7
Taxes, other than income taxes	3.8		15.6			19.4
	47.3		172.1	(9.1)		210.3
Operating income	63.1		144.7	—		207.8
Earnings from unconsolidated affiliates	4.7		1.7	(2.1)	(a)	4.3
Other income, net	7.4		3.6			11.0
Interest and debt expense, net	(2.1)		(49.0)			(51.1)
Affiliated interest income (expense), net	(7.5)		50.0			42.5
Income before income taxes	65.6		151.0	(2.1)		214.5
Income taxes	—		44.1	(44.1)	(h)	—
Income from continuing operations	65.6		106.9	42.0		214.5
Income from continuing operations attributable to noncontrolling interests	—		—	(63.4)	(b)	(63.4)
Income from continuing operations attributable to El Paso Pipeline Partners, L.P.	$65.6		$106.9	$(21.4)		$151.1

Net income per limited partner unit – Basic and Diluted: (1)
Common units	$0.11	(2)				$0.16
Subordinated units	$0.11	(2)				$0.16
Weighted average limited partner units outstanding – Basic and Diluted:
Common units	57.2					69.8
Subordinated units	27.7					27.7
_________
(1) Amounts are calculated from the date of the initial public offering to December 31, 2007.
(2) Amounts have been retrospectively adjusted for the adoption of revised earnings per unit guidance in the first quarter of 2009.

El Paso Pipeline Partners, L.P.
Unaudited Pro Forma Condensed Consolidated Statement of Income
For the Year Ended December 31, 2006
 (In millions)

	Historical		Pro Forma
	EPB	CIG	Adjustments		Pro Forma
Operating revenues	$97.7	$304.9	$(9.0)	(c)	$393.6
Operating expenses
Operation and maintenance	14.3	119.7	(9.0)	(c)	125.0
Depreciation and amortization	14.2	30.0			44.2
Taxes, other than income taxes	2.1	11.7			13.8
	30.6	161.4	(9.0)		183.0
Operating income	67.1	143.5	—		210.6
Earnings from unconsolidated affiliates	—	0.4			0.4
Other income, net	3.6	1.5			5.1
Interest and debt expense, net	—	(46.7)			(46.7)
Affiliated interest income (expense), net	(5.5)	41.3			35.8
Income before income taxes	65.2	140.0	—		205.2
Income taxes	—	52.5	(52.5)	(h)	—
Income from continuing operations	65.2	87.5	52.5		205.2
Income from continuing operations attributable to noncontrolling interests	—	—	(58.8)	(b)	(58.8)
Income from continuing operations attributable to El Paso Pipeline Partners, L.P.	$65.2	$87.5	$(6.3)		$146.4

EL PASO PIPELINE PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA

CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Historical

EPB’s historical interim condensed consolidated balance sheet as of June 30, 2009 and historical interim condensed consolidated statements of income for the six month periods ended June 30, 2009 and 2008 are derived from the Partnership’s interim unaudited consolidated financial statements included in our Quarterly Report on Form 10-Q for the six months ended June 30, 2009. CIG’s historical interim condensed consolidated balance sheet as of June 30, 2009 and historical interim condensed consolidated statements of income for the six month periods ended June 30, 2009 and 2008 are derived from CIG’s interim unaudited condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2009. Historical consolidated statements of income for EPB and CIG for the years ended December 31, 2008, 2007 and 2006 are derived from the annual audited consolidated financial statements for EPB and CIG included in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2008.

Pro Forma Adjustments

Contribution of Additional 18 Percent Interest in CIG and Consolidation

The historical amounts as of June 30, 2009, for the six months ended June 30, 2009 and 2008, and for the years ended December 31, 2008, 2007 and 2006 have been adjusted to reflect the consolidation of CIG following the contribution to the partnership of an additional 18 percent interest in CIG on July 24, 2009. We have reflected this transaction as a change in reporting entity and have accounted for the transaction as a reorganization of entities under common control. Due to the change in reporting entity, the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of CIG in all periods presented (with 42 percent attributable to El Paso as noncontrolling interests). We have also reflected the pro forma effects of directly related offering and financing transactions to the contribution as well as pro forma effects to reflect CIG as a non-taxable entity in each period presented. However, we have not made pro forma adjustments to reflect the financing and conveyance related transactions entered into in conjunction with our (i) initial public offering in November 2007 and (ii) El Paso’s contribution of additional interests in CIG and Southern Natural Gas Company (SNG) to us in September 2008 as they are not directly attributable to the July 24, 2009 acquisition. Each of these adjustments is further described below:

Consolidation Transactions

Following the contribution of an additional 18 percent interest in CIG in July 2009, the Partnership owns a 58 percent general partner interest in CIG and has the ability to control its operating and financial decisions and policies. Accordingly, the following adjustments reflect the effects of the Partnership’s consolidation of CIG.

(a)
Reflects an adjustment to eliminate the Partnership’s historical equity investment and equity earnings from CIG, as well as the additional 18 percent investment in CIG acquired as discussed below in (g).

(b)
Reflects an adjustment to record El Paso’s 42 percent noncontrolling interest in CIG. For the years ended December 31, 2007 and 2006, El Paso’s 42 percent noncontrolling interest in CIG has been calculated based upon CIG’s income before income taxes due to the conversion of CIG into a general partnership as discussed below in (h).

(c)	Reflects the elimination of intercompany transactions between EPB and CIG.

(d)	Reflects an adjustment to goodwill not required to be reported by CIG in its separate financial statements.

Offering and Financing Transactions

On June 15, 2009, we publicly issued 11,000,000 common units and issued 224,828 general partner units to El Paso for aggregate net proceeds of $188.2 million. Prior to completing our acquisition of the additional interest in CIG in July 2009, $39.0 million of this amount was used to make repayments under our revolving credit facility. On July 1, 2009, we received additional net proceeds of $28.3 million in conjunction with the underwriters’ exercise of their option to purchase an additional 1,650,000 common units and the issuance of an additional 33,674 general partner units to El Paso. These net proceeds, combined with the original unit offering and additional borrowings under our revolving credit facility in July 2009 of $46.1 million, were used to acquire our additional 18 percent interest in CIG. The following adjustments reflect these financing transactions:

(e)	Reflects cash received of $28.3 million related to the net proceeds from the underwriters’ exercise of their option to purchase additional units on July 1, 2009.

(f)	Reflects the increase in borrowings under the revolving credit facility of $46.1 million as noted above, which was used to partially finance the contribution of the additional interest in CIG.

(g)
Reflects a decrease in cash of $214.5 million to fund the acquisition of additional interests in CIG. Since this transaction was between entities under common control, we reflected our additional investment in CIG at its carrying value of $143.2 million and reflected the difference between the historical cost and the cash paid to El Paso as a decrease in partners’ capital.

Change in Legal Structure

(h)
CIG’s historical condensed consolidated statements of income for the years ended December 31, 2007 and 2006 have been adjusted to eliminate income tax and certain other related tax balances to reflect the conversion of CIG from a corporation to a general partnership on November 1, 2007.

Pro Forma Net Income Per Unit

Pro forma net income per unit is computed by dividing the pro forma net income that would have been allocated to the common and subordinated unitholders by the number of common and subordinated units which would have been outstanding had this transaction occurred on the date of our initial public offering in November 2007. Due to the change in reporting entity, the unaudited pro forma condensed consolidated statements of income reflect 100 percent of the historical results of operations of CIG in all periods presented (with 42 percent attributable to El Paso as noncontrolling interests). Additionally, for purposes of pro forma earnings per unit, the earnings attributable to the additional 30 percent interest in CIG acquired on September 30, 2008 were allocated to the general partner in all periods prior to that acquisition date. Common units used in this calculation reflect the historical weighted average units outstanding in each period adjusted for our unit offering in 2009. Additionally, for the purposes of this calculation, 27,727,411 subordinated units have been outstanding since our initial public offering. In determining pro forma net income per unit, we have reflected assumed cash distributions which would have been payable to unitholders under our partnership agreement as if the units directly attributable to this transaction had been outstanding since our initial public offering. Our calculation of pro forma weighted average units outstanding does not reflect an adjustment for the issuance of 27,761,611 common units and 566,563 general partner units on September 30, 2008 as partial consideration for the acquisition of an additional 30 percent interest in CIG and an additional 15 percent interest in SNG, as the issuance of these units was not directly attributable to the July 24, 2009 acquisition. The pro forma net income per unit calculations are performed without regard to arrearages.